UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – June 17, 2025

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36132	90-1005472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares	PAGP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 17, 2025, a wholly-owned subsidiary (the “Seller”) of Plains All American Pipeline, L.P. (“PAA”), which is a wholly owned subsidiary of Plains GP Holdings, L.P. (“PAGP” or the “Registrant”), entered into a definitive Share Purchase Agreement (the “SPA”) with Keyera Corp., an Alberta Corporation (“Keyera”), pursuant to which Keyera will purchase from Seller the issued and outstanding shares of Plains Midstream Canada ULC, the PAA subsidiary that owns substantially all of PAA’s natural gas liquids (NGL) business, for a cash purchase price of approximately C$5.15 billion, subject to adjustments. PAA will guaranty certain of the Seller’s obligations under the SPA. PAA will retain substantially all NGL assets located in the United States and all crude oil assets in Canada.

The transaction is expected to close in the first quarter of 2026, subject to satisfaction or waiver of customary closing conditions, including applicable regulatory approvals. The SPA contains customary representations, warranties, covenants and termination provisions, as well as mutual indemnification provisions for breaches of certain of the representations, warranties and covenants in the SPA, subject to certain limitations.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, which the Registrant intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

Item 7.01	Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On June 17, 2025, PAA and PAGP issued a press release announcing the execution of the Share Purchase Agreement described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 hereto. The Registrant also intends to publish to its website an updated investor presentation that will include information relating to the transaction. The presentation materials will be made available for viewing on Tuesday, June 17, 2025, at www.plains.com in the Investor Relations section of the website. Information contained on the Registrant’s website is not part of, and is not incorporated by reference into, this Current Report on Form 8-K. Neither PAA nor PAGP undertake to update the information posted on the website; however, they may post additional information included in future press releases, Forms 8-K, and periodic Exchange Act reports.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release Dated June 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2025	PLAINS GP HOLDINGS, L.P.

	By:	PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President, General Counsel & Secretary

3